UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 26, 2024
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 8.01.	Other Events
On February 28, 2024, Pacific Gas and Electric Company (the “Utility”) completed the sale of (i) $850,000,000 aggregate principal amount of 5.550% First Mortgage Bonds due 2029 (the “2029 Bonds”), (ii) $1,100,000,000 aggregate principal amount of 5.800% First Mortgage Bonds due 2034 (the “2034 Bonds”) and (iii) $300,000,000 aggregate principal amount of 6.750% First Mortgage Bonds due 2053 (the “2053 Bonds”, together with the 2029 Bonds and the 2034 Bonds, the “Mortgage Bonds”). The 2053 Bonds are part of the same series of debt securities issued by the Utility on January 6, 2023 and June 5, 2023. Upon completion of this offering, the aggregate principal amount of outstanding 2053 Bonds is $1,550,000,000. For further information concerning the Mortgage Bonds, refer to the exhibits attached to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 26, 2024, by and among Pacific Gas and Electric Company, Barclays Capital Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp. and BofA Securities, Inc.

4.1	Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024, relating to the 2029 Bonds and 2034 Bonds, between Pacific Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the forms of the 2029 Bonds and the 2034 Bonds)

4.2	Eighteenth Supplemental Indenture, dated as of January 6, 2023, relating to the 2053 Bonds, between Pacific Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the forms of the 2053 Bonds) (incorporated by reference to PG&E Corporation’s and Pacific Gas and Electric Company’s Form 8-K dated January 4, 2023 (File No. 1-2348) (File No. 1-12609), Exhibit 4.1)

5.1	Opinion of Hunton Andrews Kurth LLP, dated February 28, 2024

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1 above)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: February 28, 2024	By:	/s/ Carolyn J. Burke
	Name:	Carolyn J. Burke
	Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: February 28, 2024	By:	/s/ Stephanie N. Williams
	Name:	Stephanie N. Williams
	Title:	Vice President, Chief Financial Officer and Controller